LETTER OF TRANSMITTAL

                              MEDIANEWS GROUP, INC.

                                OFFER TO EXCHANGE
                   6 7/8% SENIOR SUBORDINATED NOTES DUE 2013,
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                           FOR ANY AND ALL OUTSTANDING
                    6 7/8% SENIOR SUBORDINATED NOTES DUE 2013
       ($300,000,000 AGGREGATE PRINCIPAL AMOUNT ISSUED NOVEMBER 25, 2003)

               Pursuant to the Prospectus, dated _______ __, 2004.
      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          _________ __, 2004, UNLESS EXTENDED (THE "EXPIRATION DATE").
        TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                            ON THE EXPIRATION DATE.

               BY MAIL:              BY OVERNIGHT DELIVERY OR HAND:
         The Bank of New York            The Bank of New York
          101 Barclay Street              101 Barclay Street
      Reorganization Unit-7 East      Reorganization Unit-7 East
       New York, New York 10286        New York, New York 10286
         Attn: Enrique Lopez              Attn: Enrique Lopez

                       FACSIMILE TRANSMISSION: 212-298-1915
                          (Eligible Institutions Only)

                       CONFIRM BY TELEPHONE: 212-815-2742
                          (Eligible Institutions Only)

      Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

      The undersigned acknowledges receipt of the Prospectus, dated _______ __, 2004 (the "Prospectus"), of MediaNews Group, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer" ) to exchange an aggregate principal amount of up to $300,000,000 of the Company's 6 7/8% Senior Subordinated Notes due 2013, that have been registered under the Securities Act of 1933, as amended (the "Securities Act"; such notes, the "Exchange Notes"), for an equal principal amount of the Company's outstanding 6 7/8% Senior Subordinated Notes due 2013 (the "Unregistered Notes"). The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Rights Agreement, dated as of November 25, 2003, between the Company and the Initial Purchasers named therein (the "Registration Rights Agreement").

      For each Unregistered Note accepted for exchange, the holder of such Unregistered Note will receive an Exchange Note having a principal amount equal to that of the surrendered Unregistered Note. Interest on each Exchange Note will accrue (A) from the later of (i) the last interest payment date on which interest was paid on the Unregistered Note surrendered in exchange therefor or
(ii) if the Unregistered Note is surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on such unregistered note, from November 25, 2003. Interest on the Exchange Notes is payable on April 1 and October 1 of each year. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Unregistered Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      This Letter is to be completed by a holder of Unregistered Notes if Unregistered Notes are to be forwarded herewith or if a tender of Unregistered Notes, if available, is to be made by book-entry transfer to the account maintained by The Bank of New York (the "Exchange Agent") at The Depository
Trust Company ("DTC") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus and an Agent's Message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), that states that DTC has received an express acknowledgment from a financial institution that is a participant in DTC's systems (a "DTC Participant") tendering Unregistered Notes that are the subject of such Book-Entry Confirmation that such DTC Participant has received and agrees to be bound by this Letter, and that the Company may enforce this Letter against such DTC Participant. Holders of Unregistered Notes
(i) whose Unregistered Notes are not immediately available, (ii) who cannot deliver their Unregistered Notes, this Letter or any other required documents to the Exchange Agent prior to the expiration date, or (iii) the procedures for book-entry transfer cannot be completed on a timely basis, must tender their Unregistered Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

      The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Unregistered Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Unregistered Notes should be listed on a separate signed schedule affixed hereto.

 ------------------------------------------------------------------------------
|                     DESCRIPTION OF UNREGISTERED NOTES                        |
|------------------------------------------------------------------------------|
|                                  |              |   AGGREGATE  |             |
|                                  |              |   PRINCIPAL  |             |
|                                  |              |   AMOUNT OF  | PRINCIPAL   |
|    NAME(S) AND ADDRESS(ES) OF    |  CERTIFICATE | UNREGISTERED |   AMOUNT    |
|       REGISTERED HOLDER(S)       |   NUMBER(S)* |    NOTE(S)   | TENDERED**  |
|----------------------------------|--------------|--------------|-------------|
|                                  |              |              |             |
|----------------------------------|--------------|--------------|-------------|
|                                  |              |              |             |
|                                  |              |              |             |
|----------------------------------|--------------|--------------|-------------|
|                                  |              |              |             |
|                                  |              |              |             |
|----------------------------------|--------------|--------------|-------------|
|                                  |              |              |             |
|                                  |              |              |             |
 ------------------------------------------------------------------------------

* Need not be completed by Holders of Unregistered Notes being tendered by book-entry transfer (see below).
** Unless otherwise indicated in this column, it will be assumed that all Unregistered Notes represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 1.

[ ] CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number: ______________________ Transaction Code Number:_________________

By crediting the Unregistered Notes to the Exchange Agent's account at DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the holder of the Unregistered Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Unregistered Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[ ] CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Institution which Guaranteed Delivery:__________________________________

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number: ____________________  Transaction Code Number:__________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER THAT WILL RECEIVE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR UNREGISTERED NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES. YOU WILL RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________
Address:________________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of
Unregistered Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Unregistered Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Unregistered Notes as are being tendered hereby.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as Trustee under the Indenture (each as defined in the Prospectus)) with respect to the tendered Unregistered Notes with full power of substitution to (i) deliver certificates for such Unregistered Notes to the Company, or transfer ownership of such Unregistered Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Unregistered Notes for transfer on the books of the registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that, (1) any Exchange Notes received by it will be acquired in the ordinary course of its business;
(2) it has and will have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the Securities Act; (3) it is not an "affiliate" (as defined in Rule 405 promulgated under the Securities Act) of the Company; (4) if it is not a broker-dealer, that it is not engaged in and does not intend to engage in, the distribution of Exchange Notes; (5) if it is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of such Exchange Notes; and (6) that it is not acting on behalf of any persons or entities who could not truthfully make the foregoing representations.

      The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of interpretations by the staff of the Securities and Exchange Commission (the "Commission"), set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Unregistered Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or (ii) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement with any person to participate in the distribution of such Exchange Notes. If a holder of Unregistered Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes, it represents that the Unregistered Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the Exchange Notes (and, if applicable, any Unregistered Notes delivered through book-entry delivery that are not exchanged) to the account indicated above maintained at DTC. If applicable, unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver substitute certificates representing Unregistered Notes for any Unregistered Notes delivered other than through book-entry delivery that are not exchanged in the name of the undersigned. If applicable, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, please send substitute certificates representing Unregistered Notes for any Unregistered Notes delivered other than through book-entry delivery that are not exchanged to the undersigned at the address shown above in the box entitled "Description of Unregistered Notes".

      THE   UNDERSIGNED,   BY  COMPLETING  THE  BOX  ENTITLED   "DESCRIPTION  OF
UNREGISTERED NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE UNREGISTERED NOTES AS SET FORTH IN SUCH BOX ABOVE.

 -------------------------------------   --------------------------------------
|    SPECIAL ISSUANCE INSTRUCTIONS    | |     SPECIAL DELIVERY INSTRUCTIONS    |
|     (SEE INSTRUCTIONS 3 AND 4)      | |       (SEE INSTRUCTIONS 3 AND 4)     |
| To be completed ONLY if | | To be completed ONLY if | |(i) Exchange Notes are to be | |certificates for Unregistered Notes | |delivered by book-entry transfer to | |not exchanged are to be sent to | |an account maintained at DTC other | |someone other than the person(s) | |than the account indicated above or | |whose signature(s) appear(s) on this | |if Unregistered Notes were not | |Letter below, or to the undersigned | |tendered by book-entry transfer, | |at an address other than shown in | |(ii) certificates for Unregistered | |the box entitled "Description of | |Notes not exchanged are to be issued | |Unregistered Notes" on this Letter |
|in the name of and  sent to  someone | |above.                                |
|other  than  the   person(s)   whose | |Mail  certificates  for  Unregistered |
|signature(s)   appear(s)   on   this | |Notes to:                             |
|Letter below,  or (iii) Unregistered | |                                      |
|Notes    delivered  by    book-entry | |                                      |
|transfer  which are not accepted for | |                                      |
|exchange   are  to  be  returned  by | |                                      |
|credit to an account  maintained  at | |                                      |
|DTC other than the account indicated | |                                      |
|above.                               | |                                      |
|If applicable, issue Unregistered    | |Names(s):___________________________  |
|Notes to:                            | |         (Please Type or Print)       |
|                                     | |                                      |
|Names(s):___________________________ | |         ___________________________  |
|        (Please Type or Print)       | |         (Please Type or Print)       |
|                                     | |                                      |
|        ____________________________ | |                                      |
|        (Please Type or Print)       | |Address:____________________________  |
|                                     | |                                      |
|                                     | |        ____________________________  |
|Address:____________________________ | |        (Including Zip Code)          |
|                                     | |                                      |
|        ____________________________ | |                                      |
|        (Including Zip Code)         | |                                      |
|                                     | |                                      |
|____________________________________ | |                                      |
|    Social Security or Employer      | |                                      |
|       Identification Number         | |                                      |
|                                     | |                                      |
|If applicable, credit Exchange Notes | |                                      |
|and unexchanged  Unregistered  Notes | |                                      |
|delivered by book-entry transfer  to | |                                      |
|DTC account set forth below.         | |                                      |
|                                     | |                                      |
|Name of Institution:________________ | |                                      |
|                                     | |                                      |
|DTC Account Number:_________________ | |                                      |
 -------------------------------------   --------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR UNREGISTERED NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

 ------------------------------------------------------------------------------
|                                PLEASE SIGN HERE                              |
|                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)                 |
|                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)                |
|                                                                              |
|Dated:________________, 2004                                                  |
|                                                                              |
|__________________________________________________________________________    |
|                                                                              |
|__________________________________________________________________________    |
|                       (Signature(s) of Owner) (Date)                         |
|                                                                              |
|Area Code and Telephone Number:______________________________________________ |
|                                                                              |
| If a holder is tendering any Unregistered Notes, this Letter must be | |signed by the registered holder(s) as the name(s) appear(s) on the | |certificate(s) for the Unregistered Notes or by any person(s) authorized to | |become registered holder(s) by endorsements and documents transmitted | |herewith. If signature is by a trustee, executor, administrator, guardian, |
|officer or other  person  acting in a fiduciary or  representative  capacity, |
|please set forth full title. See Instruction 3.                               |
|                                                                              |
|Name(s):_____________________________________________________________________ |
|                                                                              |
|        _____________________________________________________________________ |
|                            (Please Type or Print)                            |
|                                                                              |
|Capacity:____________________________________________________________________ |
|                                                                              |
|Address:_____________________________________________________________________ |
|                                                                              |
|_____________________________________________________________________________ |
|                            (Including Zip Code)                              |
|                                                                              |
|                            SIGNATURE GUARANTEE                               |
|                       (IF REQUIRED BY INSTRUCTION 3)                         |
|                                                                              |
|Signature(s) Guaranteed by an Eligible Institution:__________________________ |
|                                                     (Authorized Signature)   |
|                                                                              |
|_____________________________________________________________________________ |
|                                  (Title)                                     |
|                                                                              |
|_____________________________________________________________________________ |
|                              (Name and Firm)                                 |
|                                                                              |
|Dated:__________________, 2004                                                |
|                                                                              |
 ------------------------------------------------------------------------------

                                 INSTRUCTIONS

   FORMINGPART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE SENIOR
       SUBORDINATED NOTES DUE 2013, THAT HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, FOR ANY AND ALL OUTSTANDING
                     SENIOR SUBORDINATED NOTES DUE 2013.

1. DELIVERY  OF  THIS  LETTER  AND  UNREGISTERED   NOTES;   GUARANTEED  DELIVERY
   PROCEDURES.

      This Letter is to be completed by holders of Unregistered Notes if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. Certificates for all physically tendered Unregistered Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Unregistered Notes tendered hereby must be in integral multiples of $1,000.

      Holders of Unregistered Notes whose certificates for Unregistered Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Unregistered Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the expiration date, the exchange agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (or Agent's Message in lieu thereof) substantially in the form provided by us, by facsimile transmission, mail or hand delivery, setting forth the name and address of the holder, the certificate number(s) of such Unregistered Notes and the principal amount of Unregistered Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, this Letter, or a facsimile thereof, together with the certificate(s) representing the Unregistered Notes in proper form for transfer or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly executed Letter, or facsimile thereof (or Agent's Message in lieu thereof), as well as the certificate(s) representing all tendered Unregistered Notes in proper form for transfer and all other documents required by this Letter are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

      The method of delivery of this Letter, the Unregistered Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Unregistered Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

      See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF UNREGISTERED NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

      If less than all of the Unregistered Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Unregistered Notes to be tendered in the box above entitled "Description of Unregistered Notes--Principal Amount Tendered". A reissued certificate representing the balance of nontendered Unregistered Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

      If this Letter is signed by the registered holder of the Unregistered Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

      If any tendered Unregistered Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

      If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

      When this Letter is signed by the registered holder of the Unregistered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, any Unregistered Notes were not tendered by book-entry transfer, or any untendered Unregistered Notes are to be reissued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

      If this Letter is signed by a person other than the registered holder of any certificates specified therein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

      If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      Endorsements on certificates for Unregistered Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by any member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (each, an "Eligible Institution").

      Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Unregistered Notes are tendered: (i) by a registered holder of Unregistered Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Unregistered Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering holders of Unregistered Notes should indicate in the applicable box the name and address to which substitute certificates evidencing Unregistered Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Unregistered Notes tendering Unregistered Notes by book-entry transfer may request that Unregistered Notes not exchanged be credited to such account maintained at DTC as such holder of Unregistered Notes may designate hereon. If no such instructions are given, such Unregistered Notes not exchanged will be returned to the name or address of (or, if applicable, delivered by book-entry delivery to) the person signing this Letter.

5. TAXPAYER IDENTIFICATION NUMBER.

      Federal income tax law generally requires that a tendering holder whose Unregistered Notes are accepted for exchange must provide the Exchange Agent with such Holders correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If a tendering holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount currently equal to 28% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

      Exempt holders of Unregistered Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

      To prevent backup withholding, each tendering holder of Unregistered Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Unregistered Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed applicable Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. These forms may be obtained from the Exchange Agent. If the Unregistered Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 1 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

6. TRANSFER TAXES.

      The Company will pay all transfer taxes, if any, applicable to the transfer of Unregistered Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the unregistered notes pursuant to the exchange offer, the amount of any such transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

      Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Unregistered Notes specified in this Letter.

7. WAIVER OF CONDITIONS.

      The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Unregistered Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Unregistered Notes for exchange.

      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Unregistered Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED UNREGISTERED NOTES.

      Any holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                     TO BE COMPLETED BY ALL TENDERING HOLDERS
                                (SEE INSTRUCTION 5)

 ------------------------------------------------------------------------------
|                                                                              |
|                                   SUBSTITUTE                                 |
|                                    FORM W-9                                  |
|       Requestfor Taxpayer Identification Number (TIN) and Certification      |
|              Give form to the requester. Do not send to the IRS.             |
|                                                                              |
|------------------------------------------------------------------------------|
|------------------------------------------------------------------------------|
|                                                                              |
| NAME:________________________________________________________________________|
|                                                                              |
| BUSINESS NAME, IF DIFFERENT FROM ABOVE:______________________________________|
|                                                                              |
| CHECK APPROPRIATE BOX: [ ] Individual/Sole  [ ] Corporation  [ ] Partnership |
|                            proprietor                                        |
| [ ] Other  __________________                                                |
|                                                                              |
| ADDRESS:  ___________________________________________________________________|
|                                                                              |
| ADDRESS (LINE 2):  __________________________________________________________|
|                                                                              |
| CHECK THE BOX IF YOU ARE EXEMPT FROM WITHHOLDING [ ]                         |
|------------------------------------------------------------------------------|
|------------------------------------------------------------------------------|
|                                                                              |
| PART 1 - PLEASE  PROVIDE YOUR TIN IN THE BOX BELOW AND CERTIFY BY            |
| SIGNING AND DATING BELOW. For individuals, your TIN is your social           |
| security number. However, for a resident alien, sole proprietor, or          |
| disregarded entity, see the W-9 Guidelines.  For other entities, it          |
| is your employer identification number (EIN). If you do not have a           |
| number, see HOW TO GET A TIN in the W-9 Guidelines.                          |
|                                                                              |
| Tax Identification Number (SSN or EIN):                                      |
|                                                                              |
| _________________________________________________                            |
|                                                                              |
| NOTE:  If the account is in more than one name, see the chart in the W-9     |
| Guidelines on whose number to enter.                                         |
|                                                                              |
|------------------------------------------------------------------------------|
|                                                                              |
| PART 2 - CERTIFICATION                                                       |
|                                                                              |
| Under penalties of perjury, I certify that:                                  |
|                                                                              |
| 1. The number shown on this form is my correct taxpayer identification       |
|    number (or I am waiting for a number to be issued to me), AND             |
|                                                                              |
| 2. I am not subject to backup withholding because: (a) I am exempt           |
|    from backup withholding, or (b) I have not been notified by the           |
|    Internal Revenue Service (IRS) that I am subject to backup                |
|    withholding  as a result of a failure to report all interest or           |
|    dividends, or (c) the IRS has notified me that I am no longer             |
|    subject to backup withholding, AND                                        |
|                                                                              |
| 3. I am a U.S. person (including a U.S. resident alien).                     |
|                                                                              |
| CERTIFICATION INSTRUCTIONS.  You must cross out item 2 above if you          |
| have been  notified  by the IRS that you are  currently  subject to          |
| backup  withholding  because you have failed to report all interest          |
| and dividends on your tax return.                                            |
|                                                                              |
| Signature_________________________________  Date________________             |
|                                                                              |
 ------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENT MADE TO YOU. PLEASE REVIEW THE W-9 GUIDELINES FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

---------------------------------------  ---------------------------------------
FOR THIS TYPE OF    GIVE THE             FOR THIS TYPE OF   GIVE THE EMPLOYER
ACCOUNT:            SOCIAL SECURITY      ACCOUNT:           IDENTIFICATION
                    NUMBER OF --                             NUMBER OF --
---------------------------------------  ---------------------------------------
1.  Individual      The individual.      6. Sole            The  owner(3)
                                            proprietorship
                                            or single-owner
                                            LLC

2. Two or more      The actual owner     7. A valid trust,   The legal
   individuals      of the account          estate, or       entity(4)
   (joint account)  or, if combined         pension trust
                    funds, any one of
                    the individuals(1)

3. Custodian        The  minor(2)        8. Corporate or     The corporation
   account of a                             LLC electing
   minor (Uniform                           corporate
   Gift to Minors                           status on Form
   Act)                                     8832

4. a. The usual     The                  9. Association,     The organization
      revocable     grantor-trustee(1)      club,
      savings                               religious,
      trust                                 charitable,
      (grantor is                           educational
      also trustee)                         or other
                                            tax-exempt
                                            organization
   b. So-called     The actual owner(1)
      trust
      account
      that is
      not a legal
      or valid
      trust under
      state law

5. Sole              The  owner(3)       10. Partnership     The partnership
   proprietorship
   or single-owner
   LLC
                                         11. A  broker or    The broker or
                                             registered      nominee
                                             nominee

                                         12. Account with    The public entity
                                             the Department
                                             of Agriculture
                                             in the name
                                             of a public
                                             entity (such
                                             as State or
                                             local
                                             government,
                                             school
                                             district, or
                                             prison) that
                                             receives
                                             agricultural
                                             program
                                             payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

              Section references are to the Internal Revenue Code.

HOW TO GET A TIN                             11. An entity registered at all
If  you  don't   have  a   taxpayer       times during the tax year under the
identification  number or you don't       Investment Company Act of 1940;
know your number, obtain Form SS-5,          12. A common trust fund operated
Application  for a Social  Security       by a bank under section 584(a);
Card,   from  your   local   Social          13. A financial institution;
Security  Administration  office or          14. A middleman known in the
get   this    form    on-line    at       investment community as a nominee
www.ssa.gov/online/ss5.html.    You       or custodian; or
may also get this  form by  calling          15. A trust exempt from tax
1-800-772-1213.  Use  Form  W-7  to       under section 664 or described in
apply  for an  ITIN  (for  resident       section 4947.
aliens not eligible for an SSN), or
Form SS-4, Application for Employer       INTEREST AND DIVIDEND PAYMENTS. All
Identification Number, to apply for       of the payees listed above,  except
an EIN.  You can get Forms SS-4 and       for  that  listed  in item  9,  are
W-7   from   the  IRS  by   calling       exempt from backup  withholding for
1-800-TAX-FORM   or  from  the  IRS       interest and dividend payments.
website at www.irs.gov.                   BROKER  TRANSACTIONS.  All  of  the
                                          payees listed in items 1 through 13
If you are asked to  complete  Form       are  exempt if the  payment  is for
W-9  but do not  have a TIN,  write       broker   transactions.   A   person
"Applied  For" in the space for the       registered   under  the  Investment
TIN,  sign and date the  form,  and       Advisors Act of 1940 who  regularly
give  it  to  the  requester.   For       acts as a broker is also exempt.
interest and dividend payments, and       PAYMENTS  REPORTABLE UNDER SECTIONS
certain  payments made with respect       6041 AND 6041A.  These payments are
to  readily  tradable  instruments,       generally    exempt   from   backup
generally  you will have 60 days to       withholding  only if made to payees
get  a  TIN  and  give  it  to  the       listed in items 1 through 7.
requester  before  your are subject       BARTER  EXCHANGE  TRANSACTIONS  AND
to backup  withholding on payments.       PATRONAGE  DIVIDENDS.  Only  payees
The  60-day  rule does not apply to       listed  in  items 1  through  5 are
other types of  payments.  You will       exempt from backup  withholding  on
be subject to backup withholding on       these payments.
all such payments until you provide
your TIN to the requester.                Exempt   Payees   described   above
                                          should file a  Substitute  Form W-9
NOTE:  Writing  "Applied For" means       to avoid possible  erroneous backup
that you have already applied for a       withholding.  EXEMPT  PAYEES SHOULD
TIN OR that you intend to apply for       FURNISH THE APPROPRIATE  TIN, CHECK
one soon.                                 THE BOX FOR  TAXPAYERS  EXEMPT FROM
                                          BACKUP  WITHHOLDING,  AND  SIGN AND
NONRESIDENT ALIEN WHO BECOMES A           RETURN THE FORM TO THE PAYER.
RESIDENT ALIEN
Generally, only a nonresident alien       PRIVACY ACT NOTICE
individual  may use the  terms of a       Section  6109  requires  a payee to
tax  treaty to reduce or  eliminate       give  his  or  her  correct  TIN to
U.S.   tax  on  certain   types  of       persons  who must file  information
income.  However, most tax treaties       returns  with  the  IRS  to  report
contain  a  provision  known  as  a       interest,  dividends,  and  certain
"saving     clause."     Exceptions       other  income  paid  to the  payee,
specified in the saving  clause may       mortgage   interest   paid  by  the
permit  an  exemption  from  tax to       payee,     the    acquisition    or
continue   for  certain   types  of       abandonment  of  secured  property,
income even after the recipient has       cancellation     of    debt,     or
otherwise  become  a U.S.  resident       contributions  made  to an  IRA  or
alien for tax purposes.                   Archer   MSA.   The  IRS  uses  the
                                          numbers for identification purposes
If you  are a U.S.  resident  alien       and to help verify the  accuracy of
who  is  relying  on  an  exception       tax  returns.   The  IRS  may  also
contained in the saving clause of a       provide  this  information  to  the
tax  treaty  to claim an  exemption       Department of Justice for civil and
from U.S.  tax on certain  types of       criminal litigation, and to cities,
income, you must attach a statement       states,   and   the   District   of
that  specifies the following  five       Columbia  to carry  out  their  tax
items:                                    laws.  The  IRS may  also  disclose
   1. The treaty country.                 this information to other countries
Generally, this must be the same          under a Tax  Treaty  or to  Federal
treaty under which you claimed            and  state   agencies   to  enforce
exemption from tax as a nonresident       Federal nontax criminal laws and to
alien.                                    combat terrorism.
   2. The treaty article addressing
the income.                               Payees   must   provide    taxpayer
   3. The article number (or              identification  numbers  whether or
location) in the tax treaty that          not they are required to file a tax
contains the saving clause and its        return.   Payers   must   generally
exceptions.                               withhold  28% of taxable  interest,
   4. The type and amount of income       dividend,    and   certain    other
that qualifies for the exemption          payments  to a payee  who  does not
from tax.                                 furnish a  taxpayer  identification
   5. Sufficient facts to justify         number   to   a   payer.    Certain
the exemption from tax under the          penalties may also apply.
terms of the treaty article.
                                          PENALTIES
PAYEES EXEMPT FROM BACKUP                 (1) FAILURE  TO FURNISH  TIN.  If a
WITHHOLDING                                   payee   fails  to  furnish  the
Backup  withholding is not required           correct  TIN to a payer,  he or
on  any   payments   made   to  the           she is  subject to a penalty of
following payees:                             $50  for  each   such   failure
   1. An  organization  exempt from           unless  the  failure  is due to
tax under section 501(a),  any IRA,           reasonable  cause  and  not  to
or  a   custodial   account   under           willful neglect.
section  403(b)(7)  if the  account       (2) CIVIL    PENALTY    FOR   FALSE
satisfies   the   requirements   of           INFORMATION   WITH  RESPECT  TO
section 401(f)(2);                            WITHHOLDING  A payee  who makes
   2. The  United  States or any of           false    statements   with   no
its agencies or instrumentalities;            reasonable  basis that  results
   3.  A  state,  the  District  of           in  no  backup  withholding  is
Columbia,   a  possession   of  the           subject to a $500 penalty.
United  States,  or  any  of  their       (3) CRIMINAL PENALTY FOR FALSIFYING
political      subdivisions      or           INFORMATION           Willfully
instrumentalities;                            falsifying   certifications  or
   4. A foreign  government  or any           affirmations   may   subject  a
of  its   political   subdivisions,           payee  to  criminal   penalties
agencies, or instrumentalities; or            including      fines     and/or
   5. An international organization           imprisonment.
or   any   of   its   agencies   or       (4) MISUSE  OF TINS.  If the  payer
instrumentalities.                            discloses   or  uses   TINs  in
                                              violation  of Federal  law, the
Payments   made  to  the  following           payer may be  subject  to civil
payees  MAY BE EXEMPT  from  backup           and criminal penalties.
withholding:
   6. A corporation;                      FOR ADDITIONAL  INFORMATION CONTACT
   7. A foreign central bank of           YOUR TAX CONSULTANT OR THE INTERNAL
issue;                                    REVENUE SERVICE
   8. A dealer in securities or
commodities required to register in
the United States, the District of
Columbia, or a possession of the
United States;
   9. A futures commission merchant
registered with the Commodity
Futures Trading commission;
   10.  A  real  estate  investment
trust;